Back to Form 8-K
Exhibit 99.1

Investor relations:	Media relations:
Gregg Haddad	Amy Knapp
813-865-1284	813-290-6208
gregg.haddad@wellcare.com	amy.knapp@wellcare.com

WELLCARE REPORTS 2008 RESULTS AND FILES FORM 10-K

TAMPA, FL (March 16, 2009) — WellCare Health Plans, Inc. (NYSE: WCG) today filed with the U.S. Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 10-K”).  The Report may be obtained from WellCare’s investor relations web site at www.wellcare.com or the SEC web site at www.sec.gov.

“We are pleased to file our 2008 10-K and be current in our financial reporting,” said Charles G. Berg, WellCare’s executive chairman.  “In addition, over the past year, we have made substantial progress in resolving our legal issues.”

Historical and anticipated operating results described in this news release are adjusted to exclude certain revenue; medical benefits expense; selling, general, and administrative (“SG&A”) expense; and goodwill impairment expense that management believes are not indicative of longer-term business operations.  Management believes adjusted amounts are more useful measures for investors in certain cases than amounts determined under generally accepted accounting principles (“GAAP”).  Where applicable, adjusted results are reconciled to the most directly comparable results determined under GAAP.  In addition, please also refer to the schedules in this news release that provide supplemental information reconciling historical results determined under GAAP to historical adjusted results.

“I'm proud of our associates’ accomplishments.  During the past year, we have launched a new plan in Hawaii, improved administrative costs, and invested in our operating infrastructure and compliance programs,” said Heath Schiesser, WellCare’s president and chief executive officer.  "Despite a challenging environment, the team has remained focused on serving our members, providers and government clients.”

Adjusted Results for the Year Ended December 31, 2008
Adjusted net income for 2008 was $133.2 million, compared with 2007 adjusted net income of $216.1 million.  Year-over-year premium revenue growth of 22% was more than offset by an increase in medical benefits expense and a decrease in investment and other income.

The 2008 net loss as determined under GAAP was $36.8 million.  The variance between the net loss as determined under GAAP and net income on an adjusted basis results primarily from adjustments to medical benefits expense due to the late filing of the 2007 Form 10-K, SG&A expense associated with the previously disclosed investigations, and goodwill impairment expense.  Please refer to the schedules in this news release that provide supplemental information reconciling historical results determined under GAAP to historical adjusted results.

WellCare expects to communicate further with the investment community following the release of its financial statements for the three months ended March 31, 2009.

-MORE-

WCG Reports 2008 Results and Files Form 10-K

March 16, 2009

Status of Government Investigations and Related Litigation
As previously disclosed, the Company is engaged in resolution discussions as to matters under review with the U.S. Attorney’s Office for the Middle District of Florida, the Civil Division of the U.S. Department of Justice, the Office of Inspector General of the U.S. Department of Health and Human Services, and the State of Florida.  To date, no resolution in principle has been reached, and the Company cannot provide any assurances regarding the potential outcomes of these matters.  Based on the resolution discussions, the Company recorded a liability of $50.0 million during the year ended December 31, 2007.

About WellCare Health Plans, Inc.
WellCare Health Plans, Inc. provides managed care services exclusively for government-sponsored healthcare programs, focusing on Medicaid and Medicare.  Headquartered in Tampa, Florida, WellCare offers a variety of health plans for families, children, and the aged, blind and disabled, as well as prescription drug plans.  The Company served more than 2.5 million members nationwide as of December 31, 2008.  For more information about WellCare, please visit the Company’s website at www.wellcare.com.

Cautionary Statement Regarding Forward-Looking Statements
This news release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Report Act of 1995.  All statements other than those that are purely historical are forward-looking statements.  Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “potential,” and similar expressions also identify forward-looking statements.

Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors, many of which are outside of WellCare’s control, which could cause actual results to differ materially from WellCare’s expectations.

WellCare’s forward-looking statements include, but are not limited to, statements regarding the resolution discussions regarding the matters arising from the ongoing governmental investigations.  The ultimate resolution may differ materially from WellCare’s current expectations, including the $50 million accrual that WellCare recorded in its financial statements in 2007.  These risks also include the possibility that other areas of the investigations may directly or indirectly lead to material adverse operating restrictions, material adverse disqualifications or material adverse impacts on its previously issued financial statements.  If the investigations result in criminal or other sanctions against WellCare for health care related violations or otherwise, WellCare could be disqualified from doing business in one or more jurisdictions or participating in government programs under various statutes, regulations and contracts.  Furthermore, there can be no assurance that additional issues or matters will not arise from the matters discussed in the 2008 10-K under the heading “Legal Proceedings.”

All forward-looking statements attributable to WellCare are expressly qualified in their entirety by the cautionary statements in this news release.  For a discussion of a variety of risk factors that may affect the forward-looking statements in this news release, see “Item 1A — Risk Factors” in the 2008 10-K.

-MORE-

WCG Reports 2008 Results and Files Form 10-K

March 16, 2009

WELLCARE HEALTH PLANS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Reconciliation of GAAP Statements of Income to Adjusted Statements of Income
Dollars in thousands except per share amounts

The Company reports operating results on a non-GAAP basis to exclude certain income and expenses that management believes are not indicative of future business trends and operations.  Management believes adjusted operating results are more useful measures for investors than operating results determined under GAAP.  Following are statements of income and related measures for the years 2008 and 2007 and for the three month periods ended December 31, 2008 and 2007, as determined under GAAP, reconciled to the adjusted statements of income and related measures for each of the same periods.

	Years Ended December 31, 2008			Years Ended December 31, 2007
	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Revenues:
Premium	$ 6,483,070	$ –	$ 6,483,070	$ 5,304,889	$ –	$ 5,304,889
Investment and other income	38,837	–	38,837	85,903	(8,881)(e)	77,022
Total revenues	6,521,907	–	6,521,907	5,390,792	(8,881)	5,381,911

Expenses:
Medical benefits	5,530,216	(92,900)(a)	5,437,316	4,213,384	92,900(a)	4,306,284
Selling, general, and administrative	933,418	(102,949)(b)	830,469	766,648	(71,100)(b)(c)	695,548
Depreciation and amortization	21,324	–	21,324	18,757	–	18,757
Interest	11,780	–	11,780	14,035	–	14,035
Goodwill impairment	78,339	(78,339)(d)	–	–	–	–
Total expenses	6,575,077	(274,188)	6,300,889	5,012,824	21,800	5,034,624

Income (loss) before income taxes	(53,170)	274,188	221,018	377,968	(30,681)	347,287
Income tax expense (benefit)	(16,337)	104,191	87,854	161,732	(30,500)	131,232
Net income (loss)	$ (36,833)	$ 169,997	$ 133,164	$ 216,236	$ (181)	$ 216,055

Weighted average shares outstanding:
Basic	41,396,116	–	41,396,116	40,705,454	–	40,705,454
Diluted	41,396,116	638,863	42,034,979	41,940,608	–	41,940,608

Net income per share:
Basic	$ (0.89)	$ 4.11	$ 3.22	$ 5.31	$ –	$ 5.31
Diluted	$ (0.89)	$ 4.06	$ 3.17	$ 5.16	$ (0.01)	$ 5.15

Medical benefits ratio	85.3%	(1.4%)	83.9%	79.4%	1.8%	81.2%
Administrative expense ratio	14.3%	(1.6%)	12.7%	14.2%	(1.3%)	12.9%
Days in claims payable	54 days		54 days	46 days	8 days	54 days

Segment and Line of Business Data:

Membership at period end:
Medicaid:
Florida	473,000		473,000	445,000		445,000
Georgia	483,000		483,000	458,000		458,000
Other states	344,000		344,000	329,000		329,000
Total Medicaid	1,300,000		1,300,000	1,232,000		1,232,000

Medicare:
Medicare Advantage plans	246,000		246,000	158,000		158,000
Prescription Drug Plans	986,000		986,000	983,000		983,000
Total Medicare	1,232,000		1,232,000	1,141,000		1,141,000
Total membership	2,532,000		2,532,000	2,373,000		2,373,000

(Table continued on next page)

-MORE-

WCG Reports 2008 Results and Files Form 10-K

March 16, 2009

WELLCARE HEALTH PLANS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION (continued)

Reconciliation of GAAP Statements of Income to Adjusted Statements of Income
Dollars in thousands except per share amounts

	Years Ended December 31, 2008			Years Ended December 31, 2007
	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Segment and Line of Business Data: (cont.)

Premium revenue:
Medicaid:
Florida	$ 978,709		$ 978,709	$ 909,671		$ 909,671
Georgia	1,226,940		1,226,940	1,086,773		1,086,773
Other states	785,400		785,400	695,337		695,337
Total Medicaid	2,991,049		2,991,049	2,691,781		2,691,781

Medicare:
Medicare Advantage plans	2,436,225		2,436,225	1,586,266		1,586,266
Prescription Drug Plans	1,055,796		1,055,796	1,026,842		1,026,842
Total Medicare	3,492,021		3,492,021	2,613,108		2,613,108

Total premium revenue	$ 6,483,070		$ 6,483,070	$ 5,304,889		$ 5,304,889

Medical benefits ratios:
Medicaid segment	84.8%	(1.3%)	83.5%	79.4%	1.4%	80.8%
Medicare segment	85.7%	(1.5%)	84.2%	79.5%	2.0%	81.5%

(a)
Medical benefits payable development:  Medical benefits expense for 2007 was affected favorably by approximately $92.9 million before income taxes as a result of the Company’s ability to review substantially complete claims information that became available between the date of the original actuarially determined estimate and the filing date of the 2007 10-K.  Had WellCare filed its 2007 10-K timely and not been able to observe substantially complete claims information, medical benefits expense for 2007 would have increased by approximately $92.9 million, and medical benefits expense for 2008 would have decreased by $92.9 million.

(b)
Investigation-related legal, accounting, employee retention, and other costs:  Administrative expenses associated with government and Special Committee investigations in 2008 and 2007 amounted to approximately $103.0 million and $21.1 million, respectively, before income taxes.

(c)
Liability for investigation-related matters:  Based on the status of the government and Special Committee investigations, the Company recorded a liability of $50.0 million before and after income taxes in 2007.

(d)
Goodwill impairment:  As of December 31, 2008, the Company concluded Goodwill associated with its Medicare reporting unit was impaired.  The Company recorded expense of approximately $78.3 million before income taxes to reflect the impairment.

(e)	Gain on settlement of dispute: In the third quarter of 2007, WellCare settled a legal dispute resulting in a gain of approximately $9.0 million before income taxes.

Premium taxes for year ended December 31, 2008, were $90.2 million, an increase from $82.0 million in 2007.

-MORE-

WCG Reports 2008 Results and Files Form 10-K

March 16, 2009

WELLCARE HEALTH PLANS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION (Continued)

Reconciliation of GAAP Statements of Income to Adjusted Statements of Income (Continued)
Dollars in thousands except per share amounts

	Three Months Ended December 31, 2008			Three Months Ended December 31, 2007
	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Revenues:
Premium	$ 1,596,371	$ –	$ 1,596,371	$ 1,379,908	$ –	$ 1,379,908
Investment and other income	5,765	–	5,765	19,085	–	19,085
Total revenues	1,602,136	–	1,602,136	1,398,993	–	1,398,993

Expenses:
Medical benefits	1,311,962	–	1,311,962	1,076,385	(8,500)(a)	1,067,885
Selling, general, and administrative	243,088	(16,692)(b)	226,396	223,187	(21,100)(b)	202,087
Depreciation and amortization	5,561	–	5,561	5,015	–	5,015
Interest	2,610	–	2,610	3,718	–	3,718
Goodwill impairment	78,339	(78,339)(d)	–	–	–	–
Total expenses	1,641,560	(95,031)	1,546,529	1,308,305	(29,600)	1,278,705

Income (loss) before income taxes	(39,424)	95,031	55,607	90,688	29,600	120,288
Income tax expense (benefit)	(8,335)	36,112	27,777	31,451	10,265	41,716
Net income (loss)	$ (31,089)	$ 58,919	$ 27,830	$ 59,237	$ 19,335	$ 78,572

Weighted average shares outstanding:
Basic	41,614,728	–	41,614,728	41,090,817	–	41,090,817
Diluted	41,614,728	281,894	41,896,622	41,875,338	–	41,875,338

Net income per share:
Basic	$ (0.75)	$ 1.42	$ 0.67	$ 1.44	$ 0.47	$ 1.91
Diluted	$ (0.75)	$ 1.41	$ 0.66	$ 1.41	$ 0.47	$ 1.88

Medical benefits ratio	82.2%	–%	82.2%	78.0%	(0.6%)	77.4%
Administrative expense ratio	15.2%	(1.1%)	14.1%	16.0%	(1.6%)	14.4%
Days in claims payable	54 days	–	54 days	46 days	8 days	54 days

Segment and Line of Business Data:

Membership at period end:
Medicaid:
Florida	473,000		473,000	445,000		445,000
Georgia	483,000		483,000	458,000		458,000
Other states	344,000		344,000	329,000		329,000
Total Medicaid	1,300,000		1,300,000	1,232,000		1,232,000

Medicare:
Medicare Advantage plans	246,000		246,000	158,000		158,000
Prescription Drug Plans	986,000		986,000	983,000		983,000
Total Medicare	1,232,000		1,232,000	1,141,000		1,141,000
Total membership	2,532,000		2,532,000	2,373,000		2,373,000

(Table continued on next page)

-MORE-

WCG Reports 2008 Results and Files Form 10-K

March 16, 2009

WELLCARE HEALTH PLANS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION (Continued)

Reconciliation of GAAP Statements of Income to Adjusted Statements of Income (Continued)
Dollars in thousands except per share amounts

	Three Months Ended December 31, 2008			Three Months Ended December 31, 2007
	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Segment and Line of Business Data: (cont.)

Premium revenue:
Medicaid:
Florida	$ 244,796		$ 244,796	$ 234,591		$ 234,591
Georgia	320,162		320,162	311,390		311,390
Other states	173,410		173,410	192,015		192,015
Total Medicaid	738,368		738,368	737,997		737,997

Medicare:
Medicare Advantage plans	641,786		641,786	420,362		420,362
Prescription Drug Plans	216,217		216,217	221,549		221,549
Total Medicare	858,003		858,003	641,910		641,910

Total premium revenue	$ 1,596,372		$ 1 ,596,372	$ 1,379,907		$ 1,379,907

Medical benefits ratios:
Medicaid segment	83.7%	–%	83.7%	77.1%	(0.7%)	76.4%
Medicare segment	80.9%	–%	80.9%	79.0%	(0.5%)	78.5%

(a)
Medical benefits payable development:  Medical benefits expense for 2007 was affected unfavorably by approximately $8.5 million before income taxes as a result of the Company’s ability to review substantially complete claims information that became available between the date of the original actuarially determined estimate and the filing date of the 2007 10-K.  Had WellCare filed its 2007 10-K timely and not been able to observe substantially complete claims information, medical benefits expense for 2007 would have decreased by approximately $8.5 million.

(b)
Investigation-related legal, accounting, employee retention, and other costs:  Administrative expenses associated with government and Special Committee investigations in the three month periods ended December 31, 2008 and 2007, amounted to approximately $16.7 million and $21.1 million, respectively, before income taxes.

(c)
Liability for investigation-related matters:  Based on the status of the government and Special Committee investigations, the Company recorded a liability of $50.0 million before and after income taxes in 2007.

(d)
Goodwill impairment:  As of December 31, 2008, the Company concluded that goodwill associated with its Medicare reporting unit was impaired.  The Company recorded expense of approximately $78.3 million before income taxes to reflect the impairment.

Premium taxes for the three months ended December 31, 2008, were $22.1 million, compared to $26.6 million for the same period in 2007.

-END-